Exhibit 21.1

Subsidiary	Jurisdiction of Organization
1 Ellis St, LLC	Delaware
101 OLD WINDSOR ROAD, LLC	Delaware
1038 W 35TH ST., LLC	Delaware
10400 Riverside Drive, LLC	Delaware
1053 CROMWELL AVENUE, LLC	Delaware
1074 Raritan Road, LLC	Delaware
12250 El Dorado Parkway, LLC	Delaware
12902 South 301 Highway, LLC	Delaware
1518 S Washington Ave, LLC	Delaware
1575 NORTH BLAIRS BRIDGE ROAD, LLC	Delaware
1830 E ROOSEVELT RD., LLC	Delaware
186 JAMAICA AVE, LLC	Delaware
191 CUBE SOUTHEAST FL, LLC	Delaware
191 CUBE SOUTHEAST GA, LLC	Delaware
191 CUBE SOUTHEAST SC, LLC	Delaware
191 III CUBE BORDEAUX SUB, LLC	Delaware
191 III CUBE GA SUB LLC	Delaware
191 III CUBE TN SUB LLC	Delaware
191 III CUBE TRINITY SUB, LLC	Delaware
191 IV 225 LORDSHIP BLVD, LLC	Delaware
191 IV 9199 RED BRANCH ROAD, LLC	Delaware
191 IV CUBE LLC	Delaware
191 IV CUBE SOUTHEAST LLC	Delaware
191 V 1500 NORTHPARK DRIVE, LLC	Delaware
191 V CUBE LLC	Delaware
2225 46TH ST, LLC	Delaware
2301 TILLOTSON AVE, LLC	Delaware
251 JAMAICA AVE, LLC	Delaware
2701 S. CONGRESS AVENUE, LLC	Delaware
2880 Exterior St, LLC	Delaware
2880 EXTERIOR STREET TRS, LLC	Delaware
295 E. Ocotillo Road, LLC	Delaware
300 E IL ROUTE 22, LLC	Delaware
3068 CROPSEY AVENUE, LLC	Delaware
3103 N. Decatur Road, LLC	Delaware
33-24 Woodside Avenue, LLC	Delaware
3437 Astoria LLC	Delaware
3526 OAKTON ST., LLC	Delaware
38-01 47TH Avenue, LLC	Delaware
38300 North Gantzel Road, LLC	Delaware
41-06 Delong Street - Retail, LLC	Delaware
41-06 Delong Street, LLC	Delaware
4211 BELLAIRE BLVD., LLC	Delaware
430 1ST AVENUE SOUTH, LLC	Delaware
4370 Fountain Hills Drive NE, LLC	Delaware
444 55TH STREET HOLDINGS, LLC	Delaware
444 55TH STREET VENTURE, LLC	Delaware
444 55TH STREET, LLC	Delaware
4441 Alma Road, LLC	Delaware
5 Old Lancaster Associates, LLC	Pennsylvania
500 MILDRED AVENUE PRIMOS, LLC	Delaware
5505 Maple Ave, LLC	Delaware
5700 WASHINGTON AVENUE, LLC	Delaware
5715 BURNET ROAD, LLC	Delaware
610 SAWDUST ROAD, LLC	Delaware
619 Somerset St, LLC	Delaware
7205 Vanderbilt Way, LLC	Delaware
7605-7645 QUINCY AVE, LLC	Delaware

Subsidiary	Jurisdiction of Organization
8 Breiderhoft Rd, LLC	Delaware
8552 BAYMEADOWS ROAD, LLC	Delaware
9641 Annapolis Road, LLC	Delaware
Astoria Investors, LLC	Delaware
California Yacht Club	California
CONSHOHOCKEN GP II, LLC	Delaware
CS 1031 Acquisition, LLC	Delaware
CS 1158 MCDONALD AVE, LLC	Delaware
CS 160 EAST 22ND ST, LLC	Delaware
CS 2087 HEMPSTEAD TPK, LLC	Delaware
CS 750 W MERRICK RD, LLC	Delaware
CS ANNAPOLIS HOLDINGS, LLC	Delaware
CS ANNAPOLIS, LLC	Delaware
CS CAPITAL INVESTORS, LLC	Delaware
CS FLORIDA AVENUE, LLC	Delaware
CS LOCK UP ANOKA TRS, LLC	Delaware
CS LOCK UP ANOKA, LLC	Delaware
CS SDP EVERETT BORROWER, LLC	Delaware
CS SDP Everett, LLC	Delaware
CS SDP Newtonville, LLC	Delaware
CS SDP WALTHAM BORROWER, LLC	Delaware
CS SDP WALTHAM, LLC	Delaware
CS SHIRLINGTON, LLC	Delaware
CS SNL NEW YORK AVE, LLC	Delaware
CS SNL OPERATING COMPANY, LLC	Delaware
CS VALLEY FORGE VILLAGE STORAGE TRS, LLC	Delaware
CS VALLEY FORGE VILLAGE STORAGE, LLC	Delaware
CS VENTURE I, LLC	Delaware
CS Vienna TRS, LLC	Delaware
CS Vienna, LLC	Delaware
CUBE HHF Limited Partnership	Delaware
CUBE HHF NORTHEAST CT, LLC	Delaware
CUBE HHF NORTHEAST MA, LLC	Delaware
CUBE HHF NORTHEAST RI, LLC	Delaware
CUBE HHF NORTHEAST SUB HOLDINGS LLC	Delaware
CUBE HHF NORTHEAST TRS, LLC	Delaware
CUBE HHF NORTHEAST VENTURE LLC	Delaware
CUBE HHF NORTHEAST VT, LLC	Delaware
CUBE HHF TRS, LLC	Delaware
CUBE IV SOUTHEAST TRS LLC	Delaware
CUBE IV TRS LLC	Delaware
CUBE V TRS LLC	Delaware
CUBE VENTURE GP, LLC	Delaware
CubeSmart	Maryland
CUBESMART 338 3RD AVENUE, LLC	Delaware
CUBESMART 39-25 21ST STREET, LLC	Delaware
CubeSmart Asset Management, LLC	Delaware
CUBESMART BARTOW, LLC	Delaware
CUBESMART BOSTON ROAD, LLC	Delaware
CUBESMART CLINTON, LLC	Delaware
CUBESMART EAST 135TH, LLC	Delaware
CubeSmart Management, LLC	Delaware
CUBESMART SOUTHERN BLVD, LLC	Delaware
CUBESMART SWISS AVE, LLC	Delaware
CUBESMART TEMPLE HILLS, LLC	Delaware
CUBESMART TIMONIUM BORROWER, LLC	Delaware
CubeSmart Timonium, LLC	Delaware
CubeSmart TRS, Inc.	Ohio
CubeSmart, L.P.	Delaware
EAST COAST GP, LLC	Delaware

Subsidiary	Jurisdiction of Organization
EAST COAST STORAGE PARTNERS, L.P.	Delaware
Fontana Self Storage TRS, LLC	Delaware
Fontana Self Storage, LLC	Delaware
FREEHOLD MT, LLC	Delaware
LAACO, Ltd.	California
LANGHORNE GP II, LLC	Delaware
Lantana Property Owner's Association, Inc.	Florida
MONTGOMERYVILLE GP II, LLC	Delaware
Nuvo Business Center at the Gardens Property Owners Association, Inc.	Florida
Old Lancaster Venture, L.P.	Pennsylvania
PSI Atlantic Holbrook NY, LLC	Delaware
PSI Atlantic Lithia Springs GA, LLC	Delaware
PSI Atlantic Nashville TN, LLC	Delaware
PSI Atlantic Villa Rica GA, LLC	Delaware
PSI Atlantic Villa Rica Parcel Owner, LLC	Delaware
R STREET STORAGE ASSOCIATES, LLC	Maryland
Rancho Cucamonga Self Storage TRS, LLC	Delaware
Rancho Cucamonga Self Storage, LLC	Delaware
SHIRLINGTON RD II, LLC	Delaware
SHIRLINGTON RD TRS, LLC	Delaware
SHIRLINGTON RD, LLC	Delaware
SOMERSET MT, LLC	Delaware
STORAGE PARTNERS OF CONSHOHOCKEN, L.P.	Delaware
Storage Partners of Freehold II, LLC	Delaware
Storage Partners of Langhorne II, LP	Delaware
STORAGE PARTNERS OF MONTGOMERYVILLE, L.P.	Delaware
STORAGE PARTNERS OF SOMERSET, LLC	Delaware
UNITED-HSRE I, L.P.	Delaware
U-Store-It Development LLC	Delaware
U-Store-It Trust Luxembourg S.ar.l.	Luxembourg
Valley Forge Storage Venture, LLC	Delaware
Wider Reach, LLC	Delaware
YSI HART TRS, INC	Delaware
YSI I LLC	Delaware
YSI II LLC	Delaware
YSI XV LLC	Delaware
YSI XX GP LLC	Delaware
YSI XX LP	Delaware
YSI XX LP LLC	Delaware
YSI XXX LLC	Delaware
YSI XXXI, LLC	Delaware
YSI XXXIII, LLC	Delaware
YSI XXXVII, LLC	Delaware